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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 1999

                            THE LUBRIZOL CORPORATION
             (Exact name of registrant as specified in its charter)

OHIO                                   1-5263               34-0367600
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File  Number)         Identification No.)

29400 Lakeland Boulevard
Wickliffe, OH                                                         44092-2298
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (440) 943-4200

                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.     Other Events.

On March 31, 1999, The Lubrizol Corporation and Exxon Corporation announced the settlement of all intellectual property litigation between the two companies and their affiliates, except for litigation in Canada. The foregoing description is qualified in its entirety by reference to Lubrizol's press release of Lubrizol and Exxon dated March 31, 1999, a copy of which is attached as Exhibit 99 hereto and incorporated by reference herein in its entirety.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

         99    Lubrizol's press release dated March 31, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              THE LUBRIZOL CORPORATION

                                              By:  /s/ Gregory P. Lieb
                                                   Gregory P. Lieb
                                                   Chief Accounting Officer and
                                                   Duly Authorized Signatory of
                                                   The Lubrizol Corporation

Date:  April 1, 1999

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                                  EXHIBIT INDEX

Exhibit No.

99       Lubrizol's press release dated March 31, 1999.